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                        AMENDMENT I TO LICENSE AGREEMENT

                  AMENDMENT I TO LICENSE AGREEMENT is made this 3rd day of September, 1997, by and between JORDACHE ENTERPRISES, INC., a New York corporation, with its principal offices at 1411 Broadway, 33rd Fl., New York, NY 10018 ("LICENSOR") and JEAN PHILIPPE FRAGRANCES, Inc. a Delaware corporation, with principal offices at 551 Fifth Avenue, New York, NY 10176 ("LICENSEE").

                              W I T N E S S E T H:

         WHEREAS, LICENSOR AND LICENSEE are the parties to the Agreement dated January 18, 1990 (the "Agreement" ), and the parties hereto desire to amend the Agreement upon the terms and conditions as set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and promises contained herein, the parties mutually agree as follows:

         1. Schedule "B" is hereby amended as follows:

         (f) Licensor acknowledges that Licensee has renewed the term of this Agreement, and has made payment to Licensor of the "Minimums" for the Fourth Year (ending June 30, 1994), the Fifth Year (ending June 30, 1995) and the First Renewal Year (ending June 30, 1996).

         (g) The Minimums for all renewal terms shall be payable for each applicable renewal year as follows: one (1) month after the end of each quarter ending September 30, December 31, March 31 and June 30, of each such renewal year.

         (h) During the "Second Renewal Year" of this Agreement, Licensee shall pay the sum of TWO HUNDRED FIFTY THOUSAND ($250,000) U.S. Dollars in for (4) equal installments of SIXTY-TWO THOUSAND FIVE HUNDRED ($62,500.00) U.S. Dollars.

         (i) During the "Third Renewal Year" of this Agreement, Licensee shall pay the sum of TWO HUNDRED FIFTY THOUSAND ($250,000) U.S. Dollars in for (4) equal installments of SIXTY-TWO THOUSAND FIVE HUNDRED ($62,500.00) U.S. Dollars.

         (j) During the "Fourth Renewal Year" of this Agreement, Licensee shall pay the sum of TWO HUNDRED FIFTY THOUSAND ($250,000) U.S. Dollars in for (4) equal installments of SIXTY-TWO THOUSAND FIVE HUNDRED ($62,500.00) U.S. Dollars.

         (k) During the "Fifth Renewal Year" of this Agreement, Licensee shall pay the sum of THREE HUNDRED THOUSAND ($300,000) U.S. Dollars in for (4) equal installments of SEVENTY-FIVE THOUSAND $75,000.00) U.S. Dollars.

          (l) During the "Sixth Renewal Year" of this Agreement, Licensee shall pay the sum of THREE HUNDRED THOUSAND ($300,000) U.S. Dollars in for (4) equal installments of SEVENTY-FIVE THOUSAND $75,000.00) U.S. Dollars.

         (m) During the "Seventh Renewal Year" of this Agreement, Licensee shall pay the sum of THREE HUNDRED THOUSAND ($300,000) U.S. Dollars in for (4) equal installments of SEVENTY-FIVE THOUSAND $75,000.00) U.S. Dollars.


         (n) During the "Eighth Renewal Year" of this Agreement, Licensee shall pay the

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sum of THREE HUNDRED THOUSAND ($300,000) U.S. Dollars in for (4) equal installments of SEVENTY-FIVE THOUSAND $75,000.00) U.S. Dollars.

         (o) During the "Ninth Renewal Year" of this Agreement, Licensee shall pay the sum of THREE HUNDRED THOUSAND ($300,000) U.S. Dollars in for (4) equal installments of SEVENTY-FIVE THOUSAND $75,000.00) U.S. Dollars.

         (p) During the "Tenth Renewal Year" of this Agreement, Licensee shall pay the sum of THREE HUNDRED THOUSAND ($300,000) U.S. Dollars in for (4) equal installments of SEVENTY-FIVE THOUSAND $75,000.00) U.S. Dollars.


         2. With regard to section 3, "Term":

         (a) LICENSOR acknowledges that LICENSEE has renewed the Term of this Agreement for the First Renewal Term (ending June 30, 1996).

         (b) LICENSOR acknowledges that LICENSEE has renewed the Term of this Agreement for the Second Renewal Term (ending June 30, 1997).

         (c) LICENSOR acknowledges that LICENSEE has renewed the Term of this Agreement for the Third Renewal Term (ending June 30, 1998).

         (d) LICENSEE shall have the option to renew this Agreement for an additional term of one (1) year ("Fourth Renewal Term") thereafter, only if:

                  (i) During the Third Renewal Term of this Agreement, LICENSEE has made not less than $5,000,000 of Net Sales of Articles and has paid all appropriate royalties thereon to LICENSOR.

                  (ii) LICENSEE is in compliance with all of the material terms and conditions of this Agreement, both at the time of the option is exercised and on the last day of the Third Renewal Term.

                  (iii) Written notice of the election to exercise said option is delivered to LICENSOR at its address stated above not less than four (4) months prior to the expiration of the Third Renewal Term.

         (e) LICENSEE shall have the option to renew this Agreement for an additional term of one (1) year ("Fifth Renewal Term") thereafter, only if:

                  (i) During the Fourth Renewal Term of this Agreement, LICENSEE has made not less than $5,000,000 of Net Sales of Articles and has paid all appropriate royalties thereon to LICENSOR.

                  (ii) LICENSEE is in compliance with all of the material terms and conditions of this Agreement, both at the time of the option is exercised and on the last day of the Fourth Renewal Term.


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                  (iii) Written notice of the election to exercise said option is delivered to LICENSOR at its address stated above not less than four (4) months prior to the expiration of the Fourth Renewal Term.

         (f) LICENSEE shall have the option to renew this Agreement for an additional term of one (1) year ("Sixth Renewal Term") thereafter, only if:

                  (i) During the Fifth Renewal Term of this Agreement, LICENSEE has made not less than $6,000,000 of Net Sales of Articles and has paid all appropriate royalties thereon to LICENSOR.

                  (ii) LICENSEE is in compliance with all of the material terms and conditions of this Agreement, both at the time of the option is exercised and on the last day of the Fifth Renewal Term.

                  (iii) Written notice of the election to exercise said option is delivered to LICENSOR at its address stated above not less than four (4) months prior to the expiration of the Fifth Renewal Term.

         (g) LICENSEE shall have the option to renew this Agreement for an additional term of one (1) year ("Seventh Renewal Term") thereafter, only if:

                  (i) During the Sixth Renewal Term of this Agreement, LICENSEE has made not less than $6,000,000 of Net Sales of Articles and has paid all appropriate royalties thereon to LICENSOR.

                  (ii) LICENSEE is in compliance with all of the material terms and conditions of this Agreement, both at the time of the option is exercised and on the last day of the Sixth Renewal Term.

                  (iii) Written notice of the election to exercise said option is delivered to LICENSOR at its address stated above not less than four (4) months prior to the expiration of the Sixth Renewal Term.

         (h) LICENSEE shall have the option to renew this Agreement for an additional term of one (1) year ("Eighth Renewal Term") thereafter, only if:

                  (i) During the Seventh Renewal Term of this Agreement, LICENSEE has made not less than $6,000,000 of Net Sales of Articles and has paid all appropriate royalties thereon to LICENSOR.

                  (ii) LICENSEE is in compliance with all of the material terms and conditions of this Agreement, both at the time of the option is exercised and on the last day of the Seventh Renewal Term.

                  (iii) Written notice of the election to exercise said option is delivered to LICENSOR at its address stated above not less than four (4) months prior to the expiration of the Seventh Renewal Term.

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         (i) LICENSEE shall have the option to renew this Agreement for an additional term of one (1) year ("Ninth Renewal Term") thereafter, only if:

                  (i) During the Eighth Renewal Term of this Agreement, LICENSEE has made not less than $6,000,000 of Net Sales of Articles and has paid all appropriate royalties thereon to LICENSOR.

                  (ii) LICENSEE is in compliance with all of the material terms and conditions of this Agreement, both at the time of the option is exercised and on the last day of the Eighth Renewal Term.

                  (iii) Written notice of the election to exercise said option is delivered to LICENSOR at its address stated above not less than four (4) months prior to the expiration of the Eighth Renewal Term.

         (j) LICENSEE shall have the option to renew this Agreement for an additional term of one (1) year ("Tenth Renewal Term") thereafter, only if:

                  (i) During the Ninth Renewal Term of this Agreement, LICENSEE has made not less than $6,000,000 of Net Sales of Articles and has paid all appropriate royalties thereon to LICENSOR.

                  (ii) LICENSEE is in compliance with all of the material terms and conditions of this Agreement, both at the time of the option is exercised and on the last day of the Ninth Renewal Term.

                  (iii) Written notice of the election to exercise said option is delivered to LICENSOR at its address stated above not less than four (4) months prior to the expiration of the Ninth Renewal Term.

         3. The parties hereto ratify and reconfirm all other terms and conditions of the Agreement, not specifically altered, amended or modified by this Amendment No. I and further reconfirm that all of the rights and duties and obligations of the parties under the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this instrument the date first above written.

                                      Jordache Enterprises, Inc.

                             By:      /s/ Elliot Lavigne
                                  ---------------------------------------
                                      Elliot Lavigne
                                      CEO

                             By:      /s/ Allen S. Wollins
                                  ---------------------------------------
                                      Allen S. Wollins,
                                      Director of Licensing
                                      Jean Philippe Fragrances, Inc.


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                             By:      /s/ Jean Madar
                                  ---------------------------------------
                                      Jean Madar, Chief Executive Officer



                                      5

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State of New York )
County of New York) ss.:

         On the 19 day of January, 1998, before me personally came ELLIOT LAVIGNE, to me known, who being duly sworn, did depose and say that he resides at 1411 Broadway 33rd Flr., New York, New York 10018; that he is the C.E.O. of JORDACHE ENTERPRISES, INC., the corporation described in and which executed the instrument; and that he signed his name hereto by authority of the Board of Directors of said Corporation.

                                                     /s/ Valerie Hansen
                                                     ------------------
                                                     Notary Public
Valerie Hansen
Notary Public, State of New York
No. 43803689
Qualified in Richmond and NY Counties
Commission Expires Dec. 31, 1998

State of New York
County of New York) ss.:

         On the 21 day of January, 1998, before me personally came ALLEN S. WOLLINS, to me known, who being duly sworn, did depose and say that he resides at 1411 Broadway, 33rd Flr., New York, New York 10018; and that he is the Director of Licensing of JORDACHE ENTERPRISES, INC., the corporation described in and which executed the instrument; and that he signed his name hereto by authority of the Board of Directors of said Corporation.

                                                     /s/ Valerie Hansen
                                                     ------------------
                                                     Notary Public
Valerie Hansen
Notary Public, State of New York
No. 43803689
Qualified in Richmond and NY Counties
Commission Expires Dec. 31, 1998

State of New York )
County of New York) ss.:

         On the 12th day of December 1997, before me personally came JEAN MADAR, to me known, who being duly sworn, did depose and say that he resides at 303 E. 57th Street, NY, NY 10022; that he is the CEO of JEAN PHILIPPE FRAGRANCES, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name hereto by authority of the Board of Directors of said Corporation.

Annie Failler                                        /s/ Annie Failler
-------------                                        -----------------
Notary Public, State of New York                     Notary Public
No. 01FA5023811
Qualified in Queens County
Commission Expires Feb. 14, 1998